Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of September 30, 2009

Corporate Overview
Brookdale Senior Living Inc. ("BKD") is a leading owner and operator of senior living communities throughout the United States. The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents. Currently the Company owns and operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 547 communities in 35 states and the ability to serve approximately 52,000 residents.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Facilities	Number of Units/Beds	Percentage of Q3 2009 Revenues	Percentage of Q3 2009 Facility Operating Income	Percentage of YTD 2009 Revenues	Percentage of YTD 2009 Facility Operating Income
Owned	167	18,841	39.9%	39.1%	39.6%	38.3%
Leased	358	28,995	59.7%	59.8%	60.1%	60.8%
Managed	22	4,432	0.4%	1.1%	0.3%	0.9%
Total	547	52,268	100.0%	100.0%	100.0%	100.0%

Operating Type
Retirement Centers	85	15,255	26.8%	33.2%	27.0%	32.2%
Assisted Living	405	20,804	43.1%	41.6%	43.4%	42.8%
CCRCs	35	11,777	29.7%	24.1%	29.3%	24.1%
Managed	22	4,432	0.4%	1.1%	0.3%	0.9%
Total	547	52,268	100.0%	100.0%	100.0%	100.0%

CFFO Per Share ($)

($ except where indicated)	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Reported CFFO	$0.38	$0.36	$0.22	$0.32	$1.28	$0.49	$0.50	$0.41
Add: hurricane costs	-	-	0.04	0.01	0.05	-	-	-
Add: non-recurring, acquisition, integration and system costs	0.03	0.10	0.04	0.02	0.19	-	-	0.02
Adjusted CFFO	$0.41	$0.46	$0.30	$0.35	$1.52	$0.49	$0.50	$0.43

Weighted Average Shares	101,995	101,856	101,398	101,424	101,667	101,738	106,042	118,455

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living
111 Westwood Place, Suite 200
Brentwood, TN 37027
Phone (615) 376-2412
rroadman@brookdaleliving.com

Note: See accompanying third quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Operating Segment Info
As of September 30, 2009

Selected Segment Operating and Other Data as Reported in the 10Q

	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3

Retirement Centers
Number of communities (period end)	87	87	87	85	85	85	85	85
Total units/beds	15,747	15,693	15,710	15,251	15,251	15,258	15,258	15,255
Total units/beds excluding equity homes	15,652	15,598	15,615	15,156	15,156	15,163	15,163	15,160
Weighted average occupancy	90.5%	89.6%	90.6%	90.2%	90.3%	88.9%	88.7%	89.1%
Average monthly revenue per unit/bed	$3,191	$3,225	$3,232	$3,276	$3,229	$3,329	$3,355	$3,347

Assisted Living
Number of communities (period end)	409	410	410	409	409	406	405	405
Total units/beds	20,906	21,020	21,059	21,021	21,021	20,808	20,807	20,804
Weighted average occupancy	89.8%	88.9%	90.2%	90.6%	89.9%	89.6%	89.6%	90.7%
Average monthly revenue per unit/bed	$3,740	$3,751	$3,723	$3,737	$3,738	$3,895	$3,887	$3,850

CCRCs
Number of communities (period end)	32	32	32	32	32	35	35	35
Total units/beds	10,798	10,838	10,871	11,183	11,183	11,474	11,470	11,777
Total units/beds excluding equity homes	9,998	10,038	10,076	10,392	10,392	10,679	10,675	10,982
Weighted average occupancy	89.4%	88.1%	87.4%	87.2%	87.9%	86.7%	86.2%	85.7%
Average monthly revenue per unit/bed	$4,699	$4,767	$4,810	$4,864	$4,759	$5,017	$5,128	$5,200

Consolidated Totals
Number of communities (period end)	528	529	529	526	526	526	525	525
Total units/beds	47,451	47,551	47,640	47,455	47,455	47,540	47,535	47,836
Total units/beds excluding equity homes	46,556	46,656	46,750	46,569	46,569	46,650	46,645	46,946
Weighted average occupancy	90.0%	88.9%	89.7%	89.7%	89.6%	88.7%	88.5%	89.0%
Average monthly revenue per unit/bed	$3,759	$3,791	$3,786	$3,830	$3,791	$3,961	$3,990	$3,987

Management Services
Number of communities (period end)	22	21	21	22	22	22	21	22
Total units/beds	4,406	4,296	4,293	4,349	4,349	4,348	4,309	4,432
Weighted average occupancy	83.4%	83.7%	85.3%	87.4%	84.9%	86.3%	84.6%	83.9%

Average Occupancy and Rates based on Average Occupied Units in the Period
The table below represents occupancy based on a consistent treatment of units across all product lines. The table above is a combination of both units and beds.

	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3

Retirement Centers
Number of communities (period end)	87	87	87	85	85	85	85	85
Total average units	15,623	15,569	15,586	15,127	15,127	15,139	15,139	15,136
Weighted average unit occupancy	89.3%	88.4%	88.9%	89.0%	88.9%	87.5%	87.0%	87.4%
Average monthly revenue per unit	$3,241	$3,274	$3,302	$3,328	$3,286	$3,387	$3,426	$3,418

Assisted Living
Number of communities (period end)	409	410	410	409	409	406	405	405
Total average units	19,164	19,169	19,298	19,277	19,277	19,064	19,051	19,040
Weighted average unit occupancy	86.5%	85.6%	86.6%	87.2%	86.5%	86.1%	86.0%	86.9%
Average monthly revenue per unit	$4,235	$4,251	$4,228	$4,234	$4,237	$4,427	$4,426	$4,386

CCRCs
Number of communities (period end)	32	32	32	32	32	35	35	35
Total average units	9,998	10,038	10,076	10,392	10,392	10,679	10,675	10,816
Weighted average unit occupancy	89.4%	87.9%	87.1%	86.8%	87.8%	86.5%	85.7%	85.1%
Average monthly revenue per unit	$4,701	$4,779	$4,829	$4,887	$4,799	$5,030	$5,155	$5,239

Consolidated Totals
Number of communities (period end)	528	529	529	526	526	526	525	525
Total average units	44,785	44,776	44,960	44,796	44,796	44,882	44,865	44,992
Weighted average unit occupancy	88.1%	87.1%	87.5%	87.7%	87.6%	86.6%	86.2%	86.7%
Average monthly revenue per unit	$3,989	$4,026	$4,036	$4,073	$4,031	$4,215	$4,258	$4,259

Brookdale Senior Living Inc.
Same Community, Capital Expenditure and ISC Information
As of September 30, 2009

Same Community Information
($ in 000s, except Avg. Mo. Revenue/unit)
	Three Months Ended September 30,			Twelve Months Ended September 30,
	2009	2008 (1)	% Change	2009	2008(2)	% Change
Revenue	$474,624	$454,492	4.4%	$1,878,532	$1,800,184	4.4%
Operating Expense	307,915	305,235	0.9%	1,213,036	1,179,663	2.8%
Facility Operating Income	$166,709	$149,257	11.7%	$665,496	$620,521	7.2%
Facility Operating Margin	35.1%	32.8%	2.3%	35.4%	34.5%	0.9%

# Communities	515	515		515	515
Avg. Period Occupancy	89.4%	89.9%	-0.5%	89.3%	90.0%	-0.7%
Avg. Mo. Revenue/unit	$3,955	$3,766	5.0%	$3,915	$3,722	5.2%

Excluding the $7.0 million of charges relating to integration-related accounting items in the fourth quarter of 2007, the same community data is as follows:

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2009	2008 (1)	% Change	2009	2008	% Change
Revenue	$474,624	$454,492	4.4%	$1,878,532	$1,800,184	4.4%
Operating Expense	307,915	305,235	0.9%	1,213,036	1,172,618	3.4%
Facility Operating Income	$166,709	$149,257	11.7%	$665,496	$627,566	6.0%
Facility Operating Margin	35.1%	32.8%	2.3%	35.4%	34.9%	0.5%

(1) Excludes $656,000 of expenses related to hurricane and named-tropical storms for the three months ended September 30, 2008

(2) Includes $7.0 million of charges to facility operating expenses in the quarter ended December 31, 2007 which related to the Company's desire to conform its policies across all of its platforms including $5.9 million of estimated uncollectible accounts and $1.1 million of accounting conformity adjustments pertaining to expensing inventory and certain accrual policies.

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended September 30,
	2009	2008
Type
Recurring	6,166	$7,412
Reimbursements	(671)	(447)
Net Recurring	5,495	6,965
Corporate (1)	2,398	1,483
EBITDA-enhancing (2)	3,237	8,396

Development (3)	12,772	29,220
Reimbursements (4)	(15,222)	(20,193)
Net Development	(2,450)	9,027
Net Total Capital Expenditures	$8,680	$25,871

(1) Corporate primarily includes capital expenditures for information technology systems and equipment
(2) EBITDA-enhancing capital expenditures generally represent unusual or non-recurring capital items and/or major renovations
(3) Development capital expenditures primarily relate to the facilty expansion and de novo development program
(4) Development reimbursements are typically received after expenditures are actually made. Only includes cash reimbursements received during the period

Information on Ancillary Services

	Three Months Ended September 30,
	2009	2008
Brookdale Units Served:
Therapy
Legacy ARC	12,581	12,536
Total	35,203	32,107

Home Health
Legacy ARC	8,791	6,933
Total	18,782	11,442

Avg. Mo. NOI/Occupied Unit
Legacy ARC	$275	$185
Total	$206	$128

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of September 30, 2009
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

Initial Maturities
Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2009	1,132	7.14%	-	1,132	7.14%	4,514	8.31%	5,646
2010	137,195	2.31%	-	137,195	2.31%	20,664	8.34%	157,859
2011	327,457	6.74%	-	327,457	6.74%	23,624	8.35%	351,081
2012	882,167	3.50%	-	882,167	3.50%	24,480	8.41%	906,647
2013	513,866	5.01%	-	513,866	5.01%	25,596	8.46%	539,462
Thereafter	274,274	4.64%	-	274,274	4.64%	224,596	9.00%	498,870
Total	2,136,091	4.44%	-	2,136,091	4.44%	323,474	8.82%	2,459,565

Final Maturities (3)
Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2009	1,132	7.14%	-	1,132	7.14%	4,514	8.31%	5,646
2010	6,195	6.77%	-	6,195	6.77%	20,664	8.34%	26,859
2011	295,717	3.97%	-	295,717	3.97%	23,624	8.35%	319,341
2012	880,699	3.50%	-	880,699	3.50%	24,480	8.41%	905,179
2013	551,256	5.82%	-	551,256	5.82%	25,596	8.46%	576,852
Thereafter	401,092	4.89%	-	401,092	4.89%	224,596	9.00%	625,688
Total	2,136,091	4.44%	-	2,136,091	4.44%	323,474	8.82%	2,459,565

Coverage Ratios

Nine months ended September 30, 2009
Interest/ Cash Lease
Units	FOI	Adj. FOI **	Payments	Coverage
Owned Communities	18,841	207,303	170,912	75,070	2.3	x
Leased Communities *	28,995	328,605	273,275	217,172	1.3	x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

Nine months ended September 30,
2008	2009
Scheduled Debt Amortization	1,317	2,976
Lease Financing Debt Amortization - FMV or no Purchase Option (4)	4,974	5,371
Lease Financing Debt Amortization - Bargain Purchase Option	7,528	7,848
Total Debt Amortization	13,819	16,195

Line Availability

($000s)	Dec-08	Mar-09	Jun-09	Sep-09

Revolver Balance	159,453	155,000	-	-
Letters of Credit Outstanding (7)	107,261	20,759	23,562	23,657
Ending Line Balance	266,714	175,759	23,562	23,657

Cash and cash equivalents	53,973	52,507	95,611	159,313

Total Line Capacity	220,000	75,000	75,000
Total Liquidity (Line Availability + Cash)	96,748	147,049	210,656

Letters of credit outstanding on line (7)	107,261	20,759	23,562	23,657
Other letters of credit	42,475	48,475	48,475	48,475
Total letters of credit outstanding (7)	149,736	69,234	72,037	72,132

Leverage Ratios

		Annualized
	Balance	Leverage
Mortgage Debt (1)	2,136,091
Capital Leases	323,474
Total Property-Level Debt	2,459,565	7.0	x

Plus: Line of Credit (cash borrowings)	-
Less: Unrestricted Cash	(141,824)
Less: Unrestricted Investments (8)	(17,489)
Less: Cash held as collateral against existing debt	(22,110)
Total Debt	2,278,142	6.5	x

2009 YTD annualized Adjusted EBITDA	351,491

Annualized Cash Lease Expense multiplied by 8	2,316,501
Total Adjusted Debt	4,594,643	7.2	x

2009 YTD annualized Adjusted EBITDAR	641,053

Debt Structure
		weighted
	Balance	rate (2)
Fixed Rate Mortgage Debt (1)	956,626	6.07%
Variable Rate Mortgage Debt (1)	1,179,465	3.11%
Capital Leases	323,474	8.82%
Line of Credit (cash borrowings)	-
Total Debt	2,459,565

	Balance	% of total
Variable Rate debt with Interest Rate Swaps (5)	351,840	29.8%
Variable Rate debt with Interest Rate Caps (1) (6)	734,621	62.3%
Variable Rate debt - Unhedged	93,004	7.9%
Total Variable Rate Mortgage Debt	1,179,465	100.0%

(1) Also includes both bond and construction financing.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) Assumes extension options are exercised. These options are mainly at the company's sole discretion.
(4) Payments are included in CFFO.
(5) Weighted swap rate for stated reporting period is 3.74%.
(6) Weighted cap rate for stated reporting period of 5.97% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(7) December includes $32.2 million of duplicative letters of credit that were returned during the first quarter of 2009.
(8) Represents unrestricted cash that is currently used as collateral for letters of credit for pricing purposes.

Brookdale Senior Living Inc.
CFFO Reconciliation
As of September 30, 2009
($ in 000s)

CFFO Calculation

	Three Months Ended September 30,
	2009	2008

Net cash provided by operating activities (includes non-refundable entrance fees)	$72,900	$30,630
Less: Changes in operating assets and liabilities (eliminates cash flow effect)	(11,438)	2,062
Add: Refundable entrance fees received	9,296	4,273
Less: Entrance fee refunds disbursed	(4,649)	(5,856)
Less: First generation entrance fees	(10,626)	-
Less: Recurring capital expenditures, net	(5,495)	(6,965)
Less: Lease financing debt amortization with fair market value or no purchase options	(1,793)	(1,688)
Cash From Facility Operations	$48,195	$22,456

Revenue Reconciliation
	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	3,759	3,791	3,786	3,830	3,791	3,961	3,990	3,987
Average monthly units (excluding equity homes) available	46,520	46,566	46,725	46,576	46,603	46,595	46,654	46,792
Average occupancy for the quarter	90.0%	88.9%	89.7%	89.7%	89.6%	88.7%	88.5%	89.0%
Resident fee revenue	$472,144	$470,808	$476,043	$480,040	$1,899,035	$491,119	$494,227	$498,114

Add: management fee revenue	1,813	2,264	1,527	1,390	6,994	1,717	1,298	1,987
Total revenues excluding entrance fee amortization	$473,957	$473,072	$477,570	$481,430	$1,906,029	$492,836	$495,525	$500,101

CFFO Reconciliation to the Income Statement

Resident fee revenue	$480,648	$478,201	$482,277	$486,928	$1,928,054	$497,946	$500,757	$505,843
Less: Entrance fee amortization	(6,691)	(5,129)	(4,707)	(5,498)	(22,025)	(5,110)	(5,232)	(5,742)
Adjusted revenues	473,957	473,072	477,570	481,430	1,906,029	492,836	495,525	500,101

Less: Facility operating expenses	(305,059)	(306,526)	(326,214)	(323,782)	(1,261,581)	(318,112)	(316,586)	(328,939)

Less: G&A excluding non-cash stock expense	(36,388)	(40,297)	(32,948)	(31,286)	(140,919)	(33,707)	(31,721)	(34,720)
Add: G&A non-cash stock expense	8,010	8,621	6,737	5,569	28,937	6,809	6,871	7,869
Net G&A	(28,378)	(31,676)	(26,211)	(25,717)	(111,982)	(26,898)	(24,850)	(26,851)

Less: Facility lease expense	(67,812)	(67,199)	(67,017)	(67,441)	(269,469)	(67,741)	(68,434)	(68,036)
Add: Straight-line lease expense	5,751	5,215	4,709	4,910	20,585	4,248	4,032	3,793
Less: Amortization of deferred gain	(1,085)	(1,086)	(1,086)	(1,085)	(4,342)	(1,086)	(1,085)	(1,088)
Net lease expense	(63,146)	(63,070)	(63,394)	(63,616)	(253,226)	(64,579)	(65,487)	(65,331)

Entrance fee receipts	6,272	12,597	11,526	12,077	42,472	8,510	9,816	11,305
Entrance fee disbursements	(3,632)	(4,843)	(5,856)	(4,819)	(19,150)	(5,836)	(6,357)	(4,649)
Net entrance fees	2,640	7,754	5,670	7,258	23,322	2,674	3,459	6,656

Adjusted EBITDA	80,014	79,554	67,421	75,573	302,562	85,921	92,061	85,636

Less: Recurring capital expenditures, net	(6,037)	(6,614)	(6,965)	(7,696)	(27,312)	(2,655)	(3,888)	(5,495)
Less: Interest expense, net	(34,245)	(34,264)	(36,216)	(35,046)	(139,771)	(32,001)	(33,122)	(29,951)
Less: Lease financing debt amortization with fair market value or no purchase options	(1,625)	(1,662)	(1,688)	(1,716)	(6,691)	(1,780)	(1,798)	(1,793)
Less: Other	478	(341)	(96)	1,315	1,356	706	(733)	(202)

Reported CFFO	$38,585	$36,673	$22,456	$32,430	$130,144	$50,191	$52,520	$48,195

Add: hurricane costs	-	-	3,613	1,187	4,800	-	-	-
Add: non-recurring, acquisition, integration and system costs	2,880	10,447	3,902	2,282	19,511	-	-	2,200
Adjusted CFFO	$41,465	$47,120	$29,971	$35,899	$154,455	$50,191	$52,520	$50,395

CFFO Per Share ($)

($ except where indicated)	FY 2008						FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Reported CFFO	$0.38	$0.36	$0.22	$0.32	$1.28	$0.49	$0.50	$0.41
Add: hurricane costs	-	-	0.04	0.01	0.05	-	-	-
Add: non-recurring, acquisition, integration and system costs	0.03	0.10	0.04	0.02	0.19	-	-	0.02
Adjusted CFFO	$0.41	$0.46	$0.30	$0.35	$1.52	$0.49	$0.50	$0.43

Shares used in calculation of CFFO (000's)	101,995	101,856	101,398	101,424	101,667	101,738	106,042	118,455

Note: CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure. CFFO is not a measure of financial performance under GAAP. We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our condensed consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of September 30, 2009

	Q1 07	Q2 07	Q3 07	Q4 07	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09
Ending # EF Vacant Units	372	406	379	429	434	416	448	447	475	474	536
# Closings	51	60	70	60	40	78	67	65	48	62	70
# of Refunds	88	65	75	83	47	69	95	67	67	86	67

Cash Basis ($000's)
Resale Receipts:
Proceeds from non-refundable entrance fees (1)(2)	3,916	4,726	5,673	5,015	2,780	5,177	7,253	7,391	4,872	5,718	8,429
Proceeds from refundable entrance fees (2)(3)	4,258	4,064	8,696	8,901	3,492	7,420	4,273	4,686	3,638	4,098	2,876
Total Cash Proceeds	8,174	8,790	14,369	13,916	6,272	12,597	11,526	12,077	8,510	9,816	11,305
Refunds of entrance fees (4)	(6,315)	(4,089)	(5,084)	(4,069)	(3,632)	(4,843)	(5,856)	(4,819)	(5,836)	(6,357)	(4,649)
Net Resale Cash Flow	1,859	4,701	9,285	9,847	2,640	7,754	5,670	7,258	2,674	3,459	6,656

Average Resale $ (excluding My Choice proceeds)	160,275	143,300	153,486	153,033	145,850	151,244	163,134	178,969	165,042	158,065	159,786
Average Refund $ (excluding My Choice refunds)	(71,761)	(62,908)	(67,787)	(49,024)	(74,723)	(67,754)	(61,642)	(71,925)	(87,104)	(69,027)	(68,851)

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue
(2) Excludes first generation entrance fees received
(3) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes My Choice proceeds)
(4) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees

Value of Unsold Inventory ($ in 000's)
Gross Value @ Average Resale Price of $170,000 (2)											91,120
Refund Attachments											(9,208)
Net Cash Value											81,912

Income Statement Impact ($ in 000's)
On BKD's income statement, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident.
The following are the non-cash amortized non-refundable entrance fees for each quarter:

	Q1 07	Q2 07	Q3 07	Q4 07	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09
Amortization of entrance fees (incl. gains on terminations) (5)	(4,259)	(4,641)	(5,322)	(5,019)	(6,691)	(5,129)	(4,707)	(5,498)	(5,110)	(5,232)	(5,692)

(5) Excludes first generation entrance fee amortization

Principles of Entry Fee Accounting
Certain of BKD's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits. BKD has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for the unit and the amount of health care benefit in the community’s various levels of care. The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation. The refundable portion of a resident’s entrance fee is generally refundable within a certain time period following contract termination or in certain agreements, upon the resale of a comparable unit or 12 months after the resident vacates the unit and is not amortized.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of September 30, 2009

American Retirement Corporation ("ARC"), acquired in 2006, was active in the entrance fee CCRC business for many years and operated seven such communities. Prior to the ARC acquisition, BKD acquired three entrance fee CCRC's from a non-profit, the National Benevolent Association, which were in bankruptcy. BKD has been repositioning those communities by upgrading/renovating, expanding the campus or levels of care offered and changing the form of contract to include such items as life care and health benefits.

Quarterly Entrance Fee Amortization
($ in 000's)
	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09
Original ARC

Occupancy	91%	89%	88%	89%	88%	87%	86%
Ending # EF Vacant Units	181	222	249	243	271	259	328
# EF Closings	29	46	52	48	29	33	37
# of EF Refunds	27	44	58	45	41	70	38

EF Resale Receipts	4,906	8,729	9,699	8,739	5,344	5,579	6,051
EF Refunds Paid	(1,823)	(2,795)	(4,320)	(3,644)	(3,855)	(5,190)	(2,838)
Net Resale Cash Flow	3,083	5,934	5,379	5,095	1,489	389	3,213

Average EF Resale $ (excluding My Choice proceeds)	$154	$177	$175	$175	$166	$169	$164
Average EF Refund $ (excluding My Choice refunds)	$(63)	$(62)	$(74)	$(81)	$(94)	$(71)	$(74)

Total NBA Communities

Occupancy	76%	75%	75%	76%	76%	76%	77%
Ending # EF Vacant Units	207	194	199	204	204	215	208
# EF Closings	11	32	15	17	19	29	33
# of EF Refunds (1)	20	25	37	22	26	16	29

EF Resale Receipts	1,366	3,868	1,827	3,338	3,166	4,237	5,254
EF Refunds Paid (1)	(1,809)	(2,048)	(1,536)	(1,175)	(1,981)	(1,167)	(1,811)
Net Resale Cash Flow	(443)	1,820	291	2,163	1,185	3,070	3,443

Average EF Resale $ (excluding My Choice proceeds)	$124	$114	$122	$189	$163	$146	$156
Average EF Refund $ (excluding My Choice refunds)	$(90)	$(77)	$(42)	$(53)	$(76)	$(61)	$(62)

Total Consolidated EF Communities (2)

Occupancy	87%	86%	85%	85%	85%	84%	84%
Ending # EF Vacant Units	388	416	448	447	475	474	536
# EF Closings	40	78	67	65	48	62	70
# of EF Refunds	47	69	95	67	67	86	67

EF Resale Receipts	6,272	12,597	11,526	12,077	8,510	9,816	11,305
EF Refunds Paid	(3,632)	(4,843)	(5,856)	(4,819)	(5,836)	(6,357)	(4,649)
Net Resale Cash Flow	2,640	7,754	5,670	7,258	2,674	3,459	6,656

Average EF Resale $ (excluding My Choice proceeds)	$146	$151	$163	$179	$165	$158	$160
Average EF Refund $ (excluding My Choice refunds)	$(75)	$(68)	$(62)	$(72)	$(87)	$(69)	$(69)

(1) Includes certain refunds accelerated for repositioning of the community
(2) Excludes all first generation entrance fee data and receipts.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of September 30, 2009
($ in 000s)

Cash Flow Statements

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	FY 2008	Q1 2009	Q2 2009	Q3 2009	YTD 2009
Cash Flows from Operating Activities
Net loss	$(55,093)	$(3,485)	$(35,877)	$(278,786)	$(373,241)	$(13,636)	$(10,530)	$(21,290)	$(45,456)
Adjustments to reconcile net loss to net cash provided by operating activities:
Non-cash portion of loss on extinguishment of debt	2,821	231	-	-	3,052	-	1,740	1,178	2,918
Depreciation and amortization	73,497	71,255	70,070	71,087	285,909	69,675	70,652	69,150	209,477
Goodwill and asset impairment	-	-	-	220,026	220,026	-	-	-	-
Gain on sale of assets	-	-	-	(2,131)	(2,131)	(4,455)	103	-	(4,352)
Equity in (earnings) loss of unconsolidated ventures	173	935	(358)	111	861	(595)	(581)	(42)	(1,218)
Distributions received from JVs	190	1,182	546	1,834	3,752	11	-	444	455
Amortization of deferred gain	(1,085)	(1,086)	(1,086)	(1,085)	(4,342)	(1,086)	(1,085)	(1,088)	(3,259)
Amortization of entrance fees	(6,691)	(5,129)	(4,707)	(5,498)	(22,025)	(5,110)	(5,232)	(5,742)	(16,084)
Proceeds from deferred entrance fee revenue	2,780	5,177	7,253	7,391	22,601	4,872	5,718	12,635	23,225
Deferred income tax benefit	(30,662)	(3,532)	(23,049)	(32,255)	(89,498)	(8,194)	(3,323)	(7,923)	(19,440)
Change in deferred lease liability	5,751	5,215	4,709	4,910	20,585	4,248	4,032	3,793	12,073
Change in fair value of derivatives and amortization	45,633	(36,743)	8,454	50,802	68,146	4,285	(7,900)	2,478	(1,137)
Non-cash stock-based compensation	8,010	8,621	6,737	5,569	28,937	6,809	6,871	7,869	21,549
Changes in operating assets and liabilities:
Accounts receivable, net	(6,392)	(2,067)	(9,706)	(6,985)	(25,150)	(3,118)	79	14,273	11,234
Prepaid expenses and other assets, net	2,515	12,164	(9,037)	(18,306)	(12,664)	(4,602)	(4,623)	(11,859)	(21,084)
Accounts payable and accrued expenses	(5,083)	(11,080)	19,214	12,377	15,428	4,966	6,847	17,744	29,557
Deferred revenue	3,081	(5,747)	(726)	1,206	(2,186)	15,057	(6,747)	(6,499)	1,811
Tenant refundable fees and security deposits	1,184	184	(1,807)	(854)	(1,293)	(370)	(11,706)	(2,221)	(14,297)
Net cash provided by operating activities	40,629	36,095	30,630	29,413	136,767	68,757	44,315	72,900	185,972
Cash Flows from Investing Activities
Decrease in lease security deposits and lease acquisition deposits, net	1,763	109	544	1,065	3,481	1,480	-	591	2,071
Increase in cash and escrow deposits — restricted	(20,663)	16,830	(3,962)	(13,965)	(21,760)	(57,897)	4,030	(827)	(54,694)
Additions to property, plant, and equipment and leasehold intangibles,
net of related payables	(46,213)	(41,455)	(46,511)	(54,849)	(189,028)	(33,491)	(29,443)	(24,573)	(87,507)
Acquisition of assets, net of related payables and cash received	(745)	(462)	(3,898)	(1,626)	(6,731)	-	(190)	(1,037)	(1,227)
Payment on (issuance of) notes receivable, net	10,112	29,549	-	(299)	39,362	(36)	(759)	205	(590)
Investment in unconsolidated ventures	(356)	(137)	(670)	(1,616)	(2,779)	(1,106)	-	(140)	(1,246)
Distributions received from unconsolidated ventures	-	154	146	3,616	3,916	525	265	179	969
Proceeds from sale of business	-	-	-	2,935	2,935	9,166	210	-	9,376
Proceeds from sale of unconsolidated venture	-	-	4,165	-	4,165	8,843	(12)	-	8,831
Net cash (used in) provided by investing activities	(56,102)	4,588	(50,186)	(64,739)	(166,439)	(72,516)	(25,899)	(25,602)	(124,017)
Cash Flows from Financing Activities
Proceeds from debt	288,479	155,868	23,422	43,575	511,344	26,521	23,998	17,467	67,986
Repayment of debt and capital lease obligations	(181,327)	(42,865)	(5,018)	(26,279)	(255,489)	(10,403)	(5,330)	(5,461)	(21,194)
Proceeds from line of credit	125,000	45,000	94,757	74,696	339,453	60,446	-	-	60,446
Repayment of line of credit	(120,000)	(198,000)	(60,000)	-	(378,000)	(64,899)	(155,000)	-	(219,899)
Payment of dividends	(51,897)	(25,955)	(25,844)	(25,759)	(129,455)	-	-	-	-
Purchase of treasury stock	-	(20,020)	(9,167)	-	(29,187)	-	-	-	-
Payment of financing costs, net of related payables	(853)	(12,571)	(296)	(572)	(14,292)	(6,895)	(432)	69	(7,258)
Other	(403)	(400)	(1,075)	(1,096)	(2,974)	(279)	(197)	(237)	(713)
Refundable entrance fees:
Proceeds from refundable entrance fees	3,492	7,420	4,273	4,686	19,871	3,638	4,098	9,296	17,032
Refunds of entrance fees	(3,632)	(4,843)	(5,856)	(4,819)	(19,150)	(5,836)	(6,357)	(4,649)	(16,842)
Recouponing and payment of swap termination	(23,942)	(3,180)	-	(31,018)	(58,140)	-	-	-	-
Proceeds from equity offering, net	-	-	-	-	-	-	163,908	(81)	163,827
Cash portion of loss on extinguishment of debt	(812)	(231)	(197)	-	(1,240)	-	-	-	-
Net cash (used in) provided by financing activities	34,105	(99,777)	14,999	33,414	(17,259)	2,293	24,688	16,404	43,385
Net increase (decrease) in cash and cash equivalents	18,632	(59,094)	(4,557)	(1,912)	(46,931)	(1,466)	43,104	63,702	105,340
Cash and cash equivalents at beginning of period	100,904	119,536	60,442	55,885	100,904	53,973	52,507	95,611	53,973
Cash and cash equivalents at end of period	$119,536	$60,442	$55,885	$53,973	$53,973	$52,507	$95,611	$159,313	$159,313